UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

THE CHEFS’ WAREHOUSE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road, Ridgefield, CT		06877
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a), (b), (d) At the Annual Meeting of Stockholders (the “Annual Meeting”) of The Chefs’ Warehouse, Inc. (the “Company”) held on May 17, 2012, a total of 19,373,966 shares of the Company’s common stock, or 92.62% of the Company’s outstanding shares, were present in person or represented by proxies out of a total of 20,917,309 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting. The stockholders voted on five proposals at the Annual Meeting. The results of voting on the five proposals, including final voting tabulations, are set forth below.

1. The stockholders elected John D. Austin, John A. Couri, L. Kevin Cox, Dean Facatselis, Stephen Hanson, Christopher Pappas and John Pappas to serve as directors to hold office until the annual meeting of stockholders to be held in 2013 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
John D. Austin	18,720,503	103,053	550,410
John A. Couri	18,719,531	104,025	550,410
L. Kevin Cox	18,719,531	104,025	550,410
Dean Facatselis	18,236,873	586,683	550,410
Stephen Hanson	18,564,316	259,240	550,410
Christopher Pappas	18,515,047	308,509	550,410
John Pappas	18,237,776	585,780	550,410

2. The stockholders approved the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2012.

For	Against	Abstentions
19,324,266	49,700	0

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2012 proxy statement.

For	Against	Abstentions	Broker Non-Votes
18,795,029	27,527	1,000	550,410

4. The stockholders voted, on a non-binding, advisory basis, to hold the non-binding, advisory vote on the compensation of the Company’s named executive officers every one year. The Company’s Board of Directors has determined that the Company will include a non-binding, advisory stockholder vote on the compensation of executives in its proxy materials every year until the next required advisory vote on the frequency of such votes occurs.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
18,296,434	132,432	394,440	250	550,410

5. The stockholders approved The Chefs’ Warehouse, Inc. 2011 Omnibus Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
18,532,362	291,194	0	550,410

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name: Alexandros Aldous
Title: General Counsel and Corporate Secretary

Date: May 23, 2012